                  AMENDED AND RESTATED BYLAWS


                               OF

                     TRIANGLE PACIFIC CORP.



                   Effective August 17, 1993

                       TABLE OF CONTENTS

.Begin Table C.

ARTICLE I      OFFICES........................................  1
     Section 1..................................Registered Office
          1
     Section 2......................................Other Offices
          1

ARTICLE II     ..........................MEETINGS OF STOCKHOLDERS
     1
     Section 1..................................Place of Meetings
          1
     Section 2....................................Annual Meetings
          1
     Section 3...................................Special Meetings
          1
     Section 4.............................................Quorum
          2
     Section 5.............................................Voting
          2
     Section 6..............List of Stockholders Entitled to Vote
          2
     Section 7........................................Record Date
          3
     Section 8............Conduct of Meetings by Presiding Person
          3
     Section 9........................Notification of Nominations
          4
     Section 10....................Notice of Stockholder Business
          5
     Section 11.........................Action by Written Consent
          6

ARTICLE III    DIRECTORS......................................  6
     Section 1...................Number and Election of Directors
          6
     Section 2..........................................Vacancies
          7
     Section 3..................................Duties and Powers
          7
     Section 4...........................................Meetings
          7
     Section 5.............................................Quorum
          7
     Section 6.........................Actions by Written Consent
          8
     Section 7...................Meetings by Conference Telephone
          8
     Section 8.........................................Committees
          8
     Section 9.......................................Compensation
          8
     Section 10..............................Interested Directors
          8



     Section 11...........................................Removal
          9

ARTICLE IV     OFFICERS.......................................  9
     Section 1............................................General
          9
     Section 2...........................................Election
          9
     Section 3.................Chairman of the Board of Directors
          10
     Section 4..........................................President
          10
     Section 5..........................Executive Vice Presidents
          10
     Section 6....................................Vice Presidents
          10
     Section 7..........................................Secretary
          11
     Section 8.........................................Controller
          11
     Section 9..........................................Treasurer
          11
     Section 10.............................Assistant Secretaries
          11
     Section 11..............................Assistant Treasurers
          12
     Section 12....................................Other Officers
          12

ARTICLE V      STOCK.......................................... 12
     Section 1...............................Form of Certificates
          12
     Section 2.........................................Signatures
          12
     Section 3..................................Lost Certificates
          12
     Section 4..........................................Transfers
          13

ARTICLE VI     NOTICES........................................ 13
     Section 1............................................Notices

     Section 2..................................Waivers of Notice
          13

ARTICLE VII    INDEMNIFICATION................................ 13
     Section 1............................................General
          13
     Section 2....................Expenses Related to Proceedings
          14



                              -2-




     Section 3............................Advancement of Expenses
          14
     Section 4........................Request for Indemnification
          14
     Section 5......Determining Entitlement to Indemnification if
          no Change of Control................................ 14
     Section 6......Determining Entitlement to Indemnification if
          Change of Control................................... 14
     Section 7..................Procedures of Independent Counsel
          15
     Section 8....................Expenses of Independent Counsel
          15
     Section 9......................................Trial De Novo
          15
     Section 10...................................Non-Exclusivity
          16
     Section 11.........................Insurance and Subrogation
          17
     Section 12......................................Severability
          17
     Section 13...................Certain Persons Not Entitled to
          Indemnification..................................... 17
     Section 14.......................................Definitions
          17
     Section 15...........................................Notices
          18
     Section 16................................Contractual Rights
          19

ARTICLE VIII   GENERAL PROVISIONS............................. 19
     Section 1..........................................Dividends
          19
     Section 2......................................Disbursements
          19
     Section 3........................................Fiscal Year
          19
     Section 4.....................................Corporate Seal
          19

ARTICLE IX     AMENDMENT...................................... 19
.End Table C.

                             BYLAWS

                               OF

                     TRIANGLE PACIFIC CORP.
                (hereinafter the "Corporation")



                           ARTICLE I

                            OFFICES

     Section 1.     Registered Office.   The registered office of
the Corporation shall be located at 1209 Orange Street, City of Wilmington, State of Delaware 19801.

     Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.


                           ARTICLE II

                    MEETINGS OF STOCKHOLDERS

     Section 1.     Place  of   Meetings.     Meetings   of   the
stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting, except that where the matter to be acted upon is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all its assets, such notice shall be given not less than twenty nor more than sixty days prior to such meeting.

     Section 3.     Special   Meetings.       Unless    otherwise
prescribed by law or by the Corporation's Restated Certificate of Incorporation as may be amended and restated from time to time (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by (a) the Chairman of the Board of Directors, (b) the President or (c) the Chairman of the Board of Directors, the President or the Secretary of the Corporation at (i) the instruction of a majority of the Board of Directors or (ii) the written request of the holders of at least 50% of the total number of shares of stock then outstanding and entitled to vote stating the specific purpose or purposes thereof. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is being called shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the meeting, except that where the matter to be acted upon is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all its assets, such notice shall be given not less than twenty nor more than sixty days prior to such meeting.

     Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

     Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the voting power of the stock represented and entitled to vote thereat. Such votes may be cast in person or by proxy but no proxy shall be voted or acted upon after three years from its date, unless such proxy provides for a longer period. The presiding person at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     Section 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder of the Corporation who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders of the Corporation.

     Section 7. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which, in the case of a meeting, shall not be less than the minimum nor more than the maximum number of days prior to the scheduled date of such meeting permitted under the laws of the State of Delaware or the rules of any exchange on which shares of capital stock of the Company are listed for trading and which, in the case of any other action, shall be not more than the maximum number of days prior to any such action permitted by the laws of the State of Delaware. If no such record date is fixed by the Board of Directors, the record date shall be that prescribed by the laws of the State of Delaware. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 8. Conduct of Meetings by Presiding Person. All determinations of the presiding person at each meeting of stockholders shall be conclusive unless a matter is determined otherwise upon motion duly adopted by the affirmative vote of the holders of at least 66_% of the voting power of the shares of capital stock of the Corporation entitled to vote in the election of directors generally, held by stockholders present in person or represented by proxy at such meeting. Accordingly, in any meeting of stockholders or part thereof, the presiding person shall have the sole power to determine appropriate rules or to dispense with theretofore prevailing rules. Without limiting the foregoing, the following rules shall apply:

          (a) The presiding person may ask or require that anyone not a bona fide stockholder or proxy leave the meeting.

          (b) A resolution or motion shall be considered for vote only if proposed by a stockholder or duly authorized proxy, and seconded by an individual, who is a stockholder or duly authorized proxy, other than the individual who proposed the resolution or motion, subject to compliance with any other requirements concerning such a proposed resolution or motion contained in these Bylaws. The presiding person may propose any motion for vote. The order of business at all meetings of stockholders shall be determined by the presiding person.

          (c) The presiding person may impose any reasonable limits with respect to participation in the meeting by stockholders, including, but not limited to, limits on the amount of time at the meeting taken up by the remarks or questions of any stockholder, limits on the numbers of questions per stockholder and limits as to the subject matter and timing of questions and remarks by stockholders.

          (d) Before any meeting of stockholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the presiding person may, and on the request of any stockholder or a stockholder's proxy shall, appoint inspector(s) of election at the meeting of stockholders. If any person appointed as inspector fails to appear or fails or refuses to act, the presiding person may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill such vacancy.

     The duties of these inspectors shall be as follows:

       (i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

      (ii)     receive votes or ballots;

     (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

      (iv)     count and tabulate all votes;

       (v) report to the Board of Directors the results based on the information assembled by the inspectors; and

      (vi) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

Notwithstanding the foregoing, the final certification of the results of any election or other matter acted upon at a meeting of stockholders shall be made by the Board of Directors.

     Section 9. Notification of Nominations. Subject to the rights of the holders of any series of Preferred Stock of the Corporation to elect directors under specified circumstances, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. Subject to the foregoing, only a stockholder of record entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting of stockholders and only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation and has been received by the Secretary: (i) with respect to an election to be held at an annual meeting of stockholders, not less than ninety days nor more than 180 days prior to the anniversary of the previous year's annual meeting of stockholders; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, not less than forty days nor more than sixty days prior to the date of such meeting, provided, however, that in the event that less than fifty days' notice or prior public disclosure of the date of the special meeting of stockholders is given or made to the stockholders, such notice must be so received not later than the close of business on the seventh day following the day on which such notice of date of the meeting was mailed or such public disclosure was made.

     Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors. To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to serve as a director of the Corporation if elected.

     The presiding person at the meeting shall, if the facts warrant, determine that a nomination was not properly brought before the meeting in accordance with the provisions hereof and, if such presiding person should so determine, he or she shall declare to the meeting that such nomination was not properly brought before the meeting and shall not be considered.

     Section 10. Notice of Stockholder. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must (a) be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or by or at the direction of the stockholders calling the meeting pursuant to
Section 3 of this Article II, (b) otherwise be properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise (i) be properly requested to be brought before the meeting by a stockholder of record entitled to vote in the election of directors generally and (ii) constitute a proper subject to be brought before such meeting. For business to be properly brought before a meeting of stockholders, any stockholder who intends to bring any matter (other than the election of directors) before a meeting of stockholders and is entitled to vote on such matter must deliver written notice of such stockholder's intent to bring such matter before the meeting of stockholders, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation. Such notice must be received by the Secretary: (i) with respect to an annual meeting of stockholders, not less than ninety days nor more than 180 days prior to the anniversary of the previous year's annual meeting of stockholders; and (ii) with respect to a special meeting of stockholders, not less than forty days nor more than sixty days prior to the date of such meeting, provided, however, that in the event that less than fifty days' notice or prior public disclosure of the date of the special meeting of stockholders is given or made to the stockholders, such notice must be so received not later than the close of business on the seventh day following the day on which such notice of date of the meeting was mailed or such public disclosure was made.

     A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting of stockholders: (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (d) any material interest of the stockholder in such business. No business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 10.

     The presiding person at the meeting shall, if the facts warrant, determine that (i) the business proposed to be brought before the meeting is not a proper subject therefor and/or (ii) such business was not properly brought before the meeting in accordance with the provisions hereof and, if such presiding person should so determine, he or she shall declare to the meeting that (i) the business proposed to be brought before the meeting is not a proper subject therefor and/or (ii) such business was not properly brought before the meeting and shall not be transacted.

     Section 11. Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.


                          ARTICLE III

                           DIRECTORS

     Section 1. Number and Election of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors. Subject to the rights of the holders of any series of Preferred Stock of the Corporation to elect additional directors under specified circumstances, the Board of Directors shall consist of not less than seven and not more than eleven directors, and the exact number of directors which shall constitute the Board of Directors shall be fixed from time to time by resolution adopted by at least two-thirds of the members of the Board of Directors then in office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Except as provided in Section 2 of this Article III, and subject to the rights of the holders of any series of Preferred Stock of the Corporation, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders.

     The directors, other than those who may be elected by the holders of any series of Preferred Stock of the Corporation under specified circumstances, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the annual meeting of stockholders to be held in 1994, the term of office of the second class to expire at the annual meeting of stockholders to be held in 1995 and the term of office of the third class to expire at the annual meeting of stockholders to be held in 1996, with each director to hold office until his or her successor is duly elected and qualified or until his or her resignation or removal. At each annual meeting of stockholders of the Corporation, commencing with the annual meeting to be held in 1994, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified or until their earlier resignation or removal.

     Any director  may resign  at any  time upon  notice  to  the
Corporation.   A director need not be a stockholder, a citizen of
the United States or a resident of the State of Delaware.

     Section 2. Vacancies. Subject to the rights of the holders of any series of Preferred Stock of the Corporation, any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the authorized number of directors, may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until their successors are duly elected and qualified or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     Section 4. Meetings. Meetings of the Board of Directors shall be held at such time as the Board of Directors shall fix. Meetings shall be held at such place within or without the State of Delaware as may be fixed by the Board of Directors. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board of Directors, the President or any two directors then in office. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings at least one day before the meeting. Notice need not
be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him or her before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he or she attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

     Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 6. Actions by Written Consent. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, in one document or in counterparts, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 7. Meetings by Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors or any committee may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

     Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

     Section 9. Compensation. The Board of Directors may from time to time by resolution authorize the payment of fees or other compensation to the directors for services as such to the Corporation, including, but not limited to, a fixed sum and expenses for attendance at each regular or special meeting of the Board of Directors or any committee thereof; provided that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if (a) the material facts as to his, her or their relationship or interest as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his, her or their relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee that authorizes the contract or transaction.

     Section 11. Removal. Subject to the rights of the holders of any series of Preferred Stock of the Corporation, any director may be removed from office at any time, but only for cause, as defined below, and only by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote in the election of directors generally, voting together as a single class. For purposes of the immediately preceding sentence, and except as may otherwise be provided by law, "cause" shall mean:
(1) the willful and continuous failure of a director to substantially perform such director's duties to the Corporation (other than any such failure resulting from incapacity due to physical or mental illness); (2) the willful engaging by a director in gross misconduct materially and demonstrably injurious to the Corporation; or (3) the termination for cause of the director's employment as a director, officer or employee of any other corporation, partnership or other enterprise.




                           ARTICLE IV

                            OFFICERS

     Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Chairman of the Board (who must be a director), a Treasurer and one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation or, except in the case of the Chairman of the Board of Directors, directors of the Corporation.

     Section 2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and may be altered from time to time except as otherwise provided by contract.

     Section 3. Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

     Section 4. President. The President shall, subject to the control of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall be the Chief Executive Officer of the Corporation and shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and (if the President is a director) the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

     Section 5. Executive Vice Presidents. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act (and if there be no Chairman of the Board of Directors or if the Chairman of the Board of Directors shall be unable or refuses to act or is absent), the Executive Vice President or the Executive Vice Presidents, if there be more than one, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Executive Vice President shall perform such other duties and have such other powers as the Board of Directors or the President from time to time may prescribe.
     Section 6. Vice Presidents. In the absence or disability of the President (and if there be no Chairman of the Board of Directors and no Executive Vice Presidents or if the Chairman of the Board of Directors and the Executive Vice
Presidents shall be unable or refuse to act or are absent), the Vice President or the Vice Presidents, if there be more than one, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors, the President or the Executive Vice Presidents from time to time may prescribe. If there be no Chairman of the Board of Directors, Executive Vice President or Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

     Section 7.     Secretary.   The Secretary  shall attend  all
meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. If any standing committee should appoint someone other than the Secretary to perform such duties at any meeting of such standing committee, the person so appointed shall promptly furnish to the Secretary a true and accurate copy of the minutes of the meeting of such standing committee. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he or she shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or an Assistant Secretary, if there by one, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

     Section 8. Controller. The Controller, if there be one, shall be the principal officer in charge of the accounts of the Corporation and shall perform such duties as from time to time may be assigned to him by the Board of Directors.

     Section 9. Treasurer. The Treasurer, if there be one, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

     Section 10.    Assistant Secretaries.    Except  as  may  be
otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     Section 11. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

     Section 12. Other Officers. Such other officers as the Board of Directors may appoint shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.


                           ARTICLE V

                             STOCK

     Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation (a) by the President or an Executive Vice President or Vice President and (b) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder.

     Section 2. Signatures. Where a certificate is countersigned by (a) a transfer agent other than the Corporation or its designated employees or (b) a registrar other than the Corporation or its designated employees, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond or other indemnity deemed satisfactory by the Board of Directors in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.


                           ARTICLE VI

                            NOTICES

     Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable, and such notice shall be deemed given at the time when the same shall be sent.

     Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.


                          ARTICLE VII

                        INDEMNIFICATION

     Section 1. General. The Corporation shall indemnify, and advance Expenses (as this and all other capitalized words used in this Article VII and not previously defined in these Bylaws are defined in Section 14 of this Article VII) to, Indemnitee to the fullest extent permitted by applicable law in effect on the date of the effectiveness of these Bylaws, and to such greater extent as applicable law may thereafter permit. The rights of Indemnitee provided under the preceding sentence shall include, but not be limited to, the right to be indemnified to the fullest extent permitted by Section 145(b) of the D.G.C.L. in Proceedings by or in the right of the Corporation and to the fullest extent permitted by Section 145(a) of the D.G.C.L. in all other Proceedings. The provisions set forth below in this
Article VII are provided in furtherance, and not by way of limitation, of the obligations expressed in this Section 1.

     Section 2. Expenses Related to Proceedings. If Indemnitee is, by reason of his or her Corporate Status, a witness in or a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to any Matter in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf relating to each Matter. The termination of any Matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Matter.

     Section 3. Advancement of Expenses. Indemnitee shall be advanced Expenses within ten days after requesting them to the fullest extent permitted by Section 145(e) of the D.G.C.L.

     Section 4. Request for Indemnification. To obtain indemnification Indemnitee shall submit to the Corporation a written request with such information as is reasonably available to Indemnitee. The Secretary of the Corporation shall promptly advise the Board of Directors of such request.

     Section 5. Determining Entitlement to Indemnification if no Change of Control. If there has been no Change of Control at the time the request for indemnification is sent, Indemnitee's entitlement to indemnification shall be determined in accordance with Section 145(d) of the D.G.C.L. If entitlement to indemnification is to be determined by Independent Counsel, the Corporation shall furnish notice to Indemnitee within ten days after receipt of the request for indemnification, specifying the identity and address of Independent Counsel. Indemnitee may, within fourteen days after receipt of such written notice of selection, deliver to the Corporation a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis of such assertion. If there is an objection to the selection of Independent Counsel, either the Corporation or Indemnitee may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for a determination that the objection is without a reasonable basis and/or for the appointment as Independent Counsel of a person selected by the court.

     Section 6. Determining Entitlement to Indemnification if Change of Control. If there has been a Change of Control at the time the request for indemnification is sent, Indemnitee's entitlement to indemnification shall be determined in a written opinion by Independent Counsel selected by Indemnitee. Indemnitee shall give the Corporation written notice advising of the identity and address of the Independent Counsel so selected. The Corporation may, within seven days after receipt of such written notice of selection, deliver to Indemnitee a written objection to such selection. Indemnitee may, within five days after receipt of such objection from the Corporation, submit the name of another Independent Counsel and the Corporation may, within seven days after receipt of such written notice of selection, deliver to Indemnitee a written objection to such selection. Any objection is subject to the limitations in
Section 5 of this Article VII. Indemnitee may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for a determination that the Corporation's objection to the first and/or second selection of Independent Counsel is without a reasonable basis and/or for the appointment as Independent Counsel of a person selected by the court.

     Section 7. Procedures of Independent Counsel. If there has been a Change of Control before the time the request for indemnification is sent by Indemnitee, Indemnitee shall be presumed (except as otherwise expressly provided in this Article
VII) to be entitled to indemnification upon submission of a request for indemnification in accordance with Section 4 of this
Article VII, and thereafter the Corporation shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption. The presumption
shall be used by Independent Counsel as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel convinces him or her by clear and convincing evidence that the presumption should not apply.

     Except in the event that the determination of entitlement to indemnification is to be made by Independent Counsel, if the person or persons empowered under Section 5 or 6 of this Article VII to determine entitlement to indemnification shall not have made and furnished to Indemnitee in writing a determination within sixty days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification or such indemnification is prohibited by law. The termination of any Proceeding or of any Matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article VII) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that (a) Indemnitee did not act in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or (b) with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

     Section 8. Expenses of Independent Counse. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred acting pursuant to this Article VII and in any proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed. No Independent Counsel may serve if a timely objection has been made to his or her selection until a court has determined that such objection is without a reasonable basis.

     Section 9. Trial De Novo. In the event that (a) a determination is made pursuant to Section 5 or 6 of this Article VII that Indemnitee is not entitled to indemnification under this
Article VII, (b) advancement of Expenses is not timely made pursuant to Section 3 of this Article VII, (c) Independent Counsel has not made and delivered a written opinion determining the request for indemnification (i) within ninety days after being appointed by a court, (ii) within ninety days after objections to his or her selection have been overruled by a court or (iii) within ninety days after the time for the Corporation or Indemnitee to object to his or her selection or (d) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section 5, 6 or 7 of this
Article VII, Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses. In the event that a determination shall have been made that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this Section 9, the

Corporation shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If a determination shall have been made or deemed to have been made that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 9, or otherwise, unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification, or such indemnification is prohibited by law.

     The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 9 that the procedures and presumptions of this Article VII are not valid, binding and enforceable and shall stipulate in any such court that the Corporation is bound by all provisions of this Article
VII. In the event that Indemnitee, pursuant to this Section 9, seeks a judicial adjudication to enforce his or her rights under, or to recover damages for breach of, this Article VII, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all Expenses actually and reasonably incurred by him or her in such judicial adjudication, but only if he or she prevails therein. If it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

     Section 10.    Non-Exclusivity.         The    rights     of
indemnification and to receive advancement of Expenses as provided by this Article VII shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, these Bylaws, any agreement, a vote of stockholders, a resolution of the Board of Directors or otherwise. No amendment, alteration or repeal of this Article VII or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VII shall continue as to an Indemnitee whose Corporate Status has ceased and shall inure to the benefit of his or her heirs, executors and administrators.

     Section 11. Insurance and Subrogation. To the extent the Corporation maintains an insurance policy or policies providing liability insurance for directors or officers of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of coverage available for any such director or officer under such policy or policies.

     In the event of any payment hereunder, the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

     The Corporation shall not be liable under this Article VII to make any payment of amounts otherwise indemnifiable hereunder if, and to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     Section 12. Severability. If any provision or provisions of this Article VII shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VII shall be construed so as to give effect to the intent manifested by the provisions held invalid, illegal or unenforceable.

     Section 13. Certain Persons Not Entitled to Indemnification. Notwithstanding any other provision of this
Article VII, no person shall be entitled to indemnification or advancement of Expenses under this Article VII with respect to any Proceeding, or any Matter therein, brought or made by such person against the Corporation.

     Section 14.    Definitions.   For purposes  of this  Article
VII:

     "Change of Control" means a change in control of the Corporation after the date of effectiveness of these Bylaws in any one of the following circumstances: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is then subject to such reporting requirement; (b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest; (c) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     "Corporate Status" describes a status of a person who is or was a director, officer, or employee or agent of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation.

     "D.G.C.L." means the General Corporation Law of the State of Delaware, as currently in effect or as amended from time to time.

     "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

     "Indemnitee" includes any person who is, or is threatened to be made, a witness in or a party to any Proceeding as described in Section 1 or 2 of this Article VII by reason of his or her Corporate Status.

     "Independent Counsel" means a law firm, or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the five years previous to his or her selection or appointment has been, retained to represent:
(a) the Corporation or Indemnitee in any matter material to either such party, (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owner, directly or indirectly, of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's then outstanding voting securities.

     "Matter" is a claim, a material issue or a substantial request for relief.

     "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Section 9 of this Article VII to enforce his or her rights under this Article VII.

     Section 15. Notices. Any notice or other communication required or permitted to be given or made to the Corporation or Indemnitee pursuant to this Article VII shall be given or made in writing by depositing the same in the United States mail, with postage thereon prepaid, addressed to the person to whom such notice or communication is directed at the address of such person on the records of the Corporation, and such notice or communication shall be deemed given or made at the time when the same shall be so deposited in the United States mail. Any such notice or communication to the Corporation shall be addressed to the Secretary of the Corporation.

     Section 16. Contractual Rights. The right to be indemnified or to the advancement or reimbursement of Expenses under this Article VII (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue as if these provisions were set forth in a separate written contract between him or her and the Corporation, (ii) is and is intended to be retroactive and shall be available as to events occurring prior to the effectiveness of these provisions and
(iii) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.


                          ARTICLE VIII

                       GENERAL PROVISIONS

     Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of law and of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

     Section 2.     Disbursements.   All checks  or  demands  for
money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 3.     Fiscal  Year.     The   fiscal  year  of  the
Corporation shall be fixed by resolution of the Board of Directors.

     Section 4.     Corporate Seal.   The  corporate  seal  shall
have inscribed  thereon the  name of the Corporation, the year of its organization and the words "Corporate Seal,
Delaware".   The seal  may be  used by  causing it or a facsimile
thereof to be impressed or affixed or reproduced.


                           ARTICLE IX

                           AMENDMENT

     These Bylaws may be altered, amended or repealed, or new bylaws may be adopted, (a) by the affirmative vote of at least two-thirds of all directors then in office at any regular or special meeting of the Board of Directors called for that purpose or (b) by the stockholders at any annual or special meeting of the stockholders called for that purpose; provided, however, that, with respect to the power of the stockholders to adopt, alter, amend or repeal the Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the Certificate of Incorporation or any resolution or resolutions as may be adopted by the Board of Directors pursuant to Section I of Article IV of the Certificate of Incorporation, the affirmative vote of the holders of at least 66_% of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote in the election of directors generally, voting together as a single class, shall be required to adopt, alter, amend or repeal any provision of the Bylaws of the Corporation.


83411 08208 CORP 35143